Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                   TITLE 18, UNITED STATES CODE, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Diamond Hill Investment Group, Inc. (the "Company") on Form 10-QSB for the three month and nine month period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Laird, Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                        /s/ James F. Laird
                                        ------------------------------

                                        Print Name: James F. Laird

                                        Title: Chief Financial Officer

                                        Date: November 14, 2003